Reserves - Summary of Fair Value of Share Purchase Options (Detail) $ in Thousands	12 Months Ended
	Dec. 31, 2021 $ / shares	Dec. 31, 2021 USD ($) yr shares	Dec. 31, 2020 $ / shares	Dec. 31, 2020 USD ($) yr shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Grant date share price and exercise price | $ / shares	$ 49.86		$ 33.47
Weighted average fair value per option granted | $ / shares	$ 10.69		$ 5.57
Total fair value of options issued | $		$ 3,000		$ 2,000
Black-Scholes Weighted Average Assumptions [Member]
Disclosure of terms and conditions of share-based payment arrangement [line items]
Expected dividend yield		1.53%		1.78%
Expected volatility		35.00%		30.00%
Risk-free interest rate		0.51%		0.52%
Expected option life, in years | yr		3.0		2.5
Number of options issued during the period | shares		317,560		451,110
Total fair value of options issued | $		$ 2,720		$ 1,807